UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report - April 27, 2004

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its chapter)

       Pennsylvania                     0-1667                   23-2222567
       ------------                     ------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


4 Brandywine Avenue, P.O. Box 1004, Downingtown, Pennsylvania         19335-0904
-------------------------------------------------------------         ----------
                        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code                 (610)269-1040
                                                                   -------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3. Bankruptcy or Receivership.

         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5. Other Events and Regulation FD Disclosure.

         Not Applicable

Item 6. Resignations of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements and Exhibits.

                   Exhibit No.     Exhibit
                   -----------     -------
                         99        Press Release dated  April 27, 2004 of  DNB
                                   Financial Corporation (furnsihed pursuant to
                                   Items 9 and 12 hereof).

Item 8.  Change in Fiscal Year

         Not Applicable

Item 9.  Regulation FD Disclosure.

         See Item 12.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not Applicable


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

          Not Applicable

Item 12.  Results of Operations and Financial Condition.

          On April 27, 2004, DNB Financial Corporation issued a press release concerning its First Quarter Earnings. This press release, together with the summary financial information attached thereto, is furnished with this report, pursuant to Items 9 and 12, as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DNB Financial Corporation
                                                   (Registrant)

                                            /s/ Henry F. Thorne
Date    April 27, 2004                    ------------------------------------
                                            Henry F. Thorne, President and Chief
                                            Executive Officer


EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
Exhibit 99                 Press Release dated April 27, 2004 of DNB Financial
                           Corporation, together with the summary financial information attached thereto (furnished pursuant to Items 9 and 12 hereof).